Fees Summary	Oct. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,233,388.71
Previously Paid Amount	1,123.97
Total Fee Amount	3,042.46
Total Offset Amount	0
Net Fee	$ 1,918.49